Jerrick to Creatd

Forward Looking Statements

This presentation has been delivered solely as reference material and does not constitute an offer to sell or the solicitation of an offer to buy securities in Jerrick Media Holdings, Inc. “the “Company”) in any jurisdiction. The information herein is based on data obtained from sources believed by management of the Company to be reliable. It may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our technology, product(s), or services; market acceptance of content delivery; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and services; risks in our continued technology development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

For the last 30 years, **technology has evolved how content is created and shared.**



Web 1.0 / Information Era

1995—2005
100K websites
Static pages
Content generated by media publishers
Read-only web

→



O2-UK
11:04
SMS
Text
Tuesday
18
Calendar
Photos
Camera
YouTube
Stocks
Maps
Weather

Web 2.0 / Participation Era

2006—2015
100M websites
Real-time data streams
Content generated by users
Read-write web

→



Vocal
Submit for review
Upload image
Embed link
Unsplash image

Web 3.0 / Intelligent Era

2016—Today
1 B websites
Progressive applications
Content generated by communities
Read-write-execute web

Jerrick to Creatd Our 10 Year Business Plan

Past 5 Years: Jerrick		Next 5 Years: Creatd
Jerrick Media Holdings, Inc. (OTCQB: JMDA)		**Creatd Inc. (NASDAQ: Ticker to be determined)***
Jerrick focused on the development and marketing of its internal digital content library and e-commerce properties.	+	Creatd provides technology products and resources to creators to make their ideas reality.
<35 employees		Projected 2020—2021 <50 employees Projected 2021—2024 <100 employees
Market Capitalization: $20MM—$40MM		Market Capitalization: Industry standards 12x—22x revenue***

*Corporate name change subject to shareholder approval, to be voted on at its next shareholder meeting
**Forward looking estimates subject to change and revision
***Based on Management's independent research

Creatd Team Creative + Institutional

Creative

- Justin Maury
- Boris Bozic
- Jed Watson
- Laurie Weisberg
- Erica Wagner
- Thinkmill

CEO

Jeremy Frommer

Institutional

- Mark Standish
- Leonard Schiller
- Arthur Rosen
- Patrick Sturgeon
- David Briones
- Sheppard Mullin LLP

Team Timeline

Finance + Technology + Design

1990-2000
Trading infrastructure / computerization–Royal Bank of Canada & Kidder Peabody.

2000-2001
Algorithmic trading development and execution–Bank of America.

2002-2005
Algorithmic execution platforms for traders–NextGen Trading.

2006-2008
Adoption of Carlin Accel trading platform and data analysis–Carlin Financial.

2008
Carlin Financial acquired by Royal Bank of Canada. Rebrand of Accel platform.

2008-2011
General fin-tech platform development–Royal Bank of Canada.

2012-2019
Jerrick (OTCQB: JMDA) develops and launches Vocal for Creators platform.

2020
Jerrick to Creatd. Scaling platform virtuous cycles across data-driven portfolios.

Web 1.0

Web 2.0

Web 3.0

Platform Virtuous Cycles Creators + Audience + Brands


Creators
Brands
Audience

Process Creatd's Ecosystem

Creators

Creative: Best-in-class content tools and delivery system
+
Institutional: Safe, reliable, and moderated ecosystems
=
Synthesis: Partnership that provides creative freedom and monetization opportunities for all types of creators

Platform

Creative: Agile design and development process
+
Institutional: Secure first-party data analysis and infrastructure
=
Synthesis: Sustainable, scalable, and defendable technology platform

Revenue

Creative: Scalable creator-oriented
+
Institutional: Scalable brand-oriented
=
Synthesis: Balanced portfolio of revenue streams that ensures institutional stability

Data

Creative: Accretive to the creator's monetization and user experience
+
Institutional: Accretive to Creatd's cost controls and revenue growth
=
Synthesis: Holistic, efficient, and strategic execution

Market Opportunity

Technology + Disruption + Transparency


Total Addressable Market of Creator → Audience → Brand Cycles
Web 1.0
Web 2.0
Web 3.0

Legacy Era
1995-2005
50 million users
Era of high cost creative production and limited mechanisms of distribution for creators.

Discovery Era
2006-2015
1 billion users
Beginning of creator independence and emergence of distribution platforms like YouTube and Spotify.

Creator Era
2016-Today
2.5 billion users
Democratized, transparent platforms for distribution, sentiment, resources, and monetization for creators of all shapes and sizes.

Growth Strategy Learn + Develop + Collaborate

Technology

Our agile development process relies on a combination of bleeding edge technology, eliminating barriers and creating efficiencies. Design thinking and data analysis allows us to expand our digital footprint to a global community.

Learn more about Vocal

→

Partnership

Our proven development and design capabilities leverage a community of technology collaborators and sophisticated investors. Together this group provides technology solutions for creators, brands, and their respective audiences.

Learn more about Vocal for Brands

→

Expansion

Creatd's business processes, technology platforms, and design theories lend themselves to application opportunities on a global scale. Localized franchises and bespoke development ventures utilize horizontal resources at reduced capital expenditures.

Learn more about our future

Operations Empirical + Agile + Institutional

Executive Team

80+ years of combined experience spanning the finance, technology, and creative industries.

- Jeremy Frommer: CEO/Founder
- Justin Maury: President
- Mark Standish: Future Chairman of the Board

Design

Creatd's design team works with creators and brands to develop unique experiences across multiple mediums. Collaborating with agencies such as Algo and illo enables an agile and efficient design process for scale.

Development

Creatd originally partnered with Sydney-based Thinkmill in 2014 to develop its flexible content and distribution platform Vocal. Together, the joint team continues to ideate future applications and white-labeling opportunities.

Moderation + On-boarding

Creator on-boarding and moderation philosophies combine human touch and data-driven insights that ensure adherence with our Community Guidelines and garner Trust and Safety for Vocal, its creators, and the brands they partner with.

Marketing + Sales

Creatd's business intelligence team provides empirical insights from Vocal's first-party data to reduce creator acquisition costs, providing brands more value from a more engaged audience. Data- driven campaigns drive awareness and conversions for clients such as Daily Harvest, Lull, Foreo, and more.

Control + Risk Management

Creatd Inc.'s corporate governance framework was designed to be centrally managed and horizontally applied across its portfolio of businesses. Our agile design and development provides a roadmap for proactive risk management, actionable regulatory controls and compliance protocols.

Revenues Balanced + Scalable + Sustainable

Subscriptions

Brand collaborations, increased monetization, challenges, rewards, and a suite of upcoming features all incentivize creators to upgrade to a paid Vocal+ subscription.

Creator Subscriptions: Annual / Monthly
Brand Subscriptions: Coming Q1 2020

Agency

Creatd's in-house content studio Vocal for Brands collaborates with brands to create beautiful, campaign-optimized branded experiences on the Vocal platform that build brand affinity, trust and drive results.

View the media kit

Affiliate

Creatd generates additional revenues through its affiliate marketing relationships, which award us a percentage of purchases made on our platform. Affiliate partnerships include Amazon, Skimlinks, Tune, and more.

View a sample affiliate story on Vocal

Acquisitions

In Q3 2019, we completed our first acquisition with the purchase of Seller's Choice:

- Boutique e-commerce marketing agency - $2MM purchase price

2020-21 acquisition targets include e-commerce digital marketing agencies, content platforms and creator communities.

E-Commerce

Our e-commerce strategy involves revitalizing archival imagery and media content in dormant legacy portfolios. Our curation and data capabilities have helped us create scalable and definable value for our vast collection of media assets through financing, trademarking, and licensing.

Microtransactions

Vocal provides creators and their audience with opportunities to give and receive tips on Vocal. Each micropayment exchanged generates processing fee revenue for the company.

Learn how Tipping on Vocal works

Investor Relations

ir@jerrick.media
201-258-3770
https://jerrick.media